    Exhibit 99.1
CIRCOR Reports Financial Results for Third Quarter Ended October 2, 2022
•GAAP EPS of $1.54, Up 1285% YoY; Adjusted EPS of $0.69, Up 103% YoY
•GAAP Operating Income of $42.6 Million, Up 1133% YoY; Adjusted Operating Income of $27.3 Million, Up 70% YoY
•Orders up 18% Reported and 26% Organically
•Progressing with Review of Strategic Alternatives

Burlington, Mass., November 14, 2022

CIRCOR International, Inc. (NYSE: CIR) (“CIRCOR” or “the Company”), one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets, today announced financial results for the third quarter ended October 2, 2022.

Q3 2022 Overview:
•Revenue of $195 million up 3% reported and 10% organically compared to Q3'2021
▪Aerospace & Defense revenue of $72 million, up 14% reported and 18% organically
▪Industrial revenue of $123 million, down (2%) reported and up 6% organically
•Orders of $228 million, up 18% and 26% organically
▪Aerospace & Defense orders of $90 million, up 67% and 74% organically
▪Industrial orders of $138 million, down (1%) and up 8% organically
•Backlog of $497 million, up 14% driven by strong demand in both Aerospace & Defense and Industrial segments
•GAAP operating income of $42.6 million, up 1133%
•GAAP operating margin of 21.8%, up 2000 bps
•Adjusted operating income $27.3 million, up 70%
•Adjusted operating margin of 14%, up 550 bps

CIRCOR President and CEO, Tony Najjar said, “Our team performed extremely well in the third quarter, exceeding expectations. We delivered a great quarter with strong organic orders, revenue growth and expanded operating margin. Organic orders grew 26%, driven by exceptional performance in A&D, which delivered 74% growth in organic orders. I am particularly pleased with our win rate on key missile programs, our orders growth in medical products, and our sustained momentum in commercial aerospace as that market continues its recovery. In our Industrial segment, we are leveraging our aftermarket position to deliver strong pricing, enabling us to overcome the impact of inflation and generate solid margin expansion.”

Mr. Najjar continued, “Both Industrial and A&D benefited from disciplined execution of our strategic priorities to drive revenues and operating income growth. Our results underscore our emphasis on value pricing, our strong aftermarket position, and operational simplification/cost out actions. We grew adjusted operating income by 70% and drove 550 bps improvement in adjusted operating margin despite inflation pressure, ongoing supply chain and logistics challenges, and rising energy costs. With the actions taken, and continued operating discipline and focus on our customers, we have positioned both segments to deliver sustained growth and shareholder value.”

Conference Call Information
CIRCOR International will hold a conference call to review its third-quarter 2022 financial results at 9:00 a.m. ET today, November 14, 2022. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. https://investors.circor.com/. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. Participants are encouraged to dial in to the call at least 15 minutes prior to the start time. The webcast will be archived on the Company’s website for one year.

Selected Consolidated Results
(unaudited)

($ millions except EPS)	Q3 2022	Q3 2021	Change	Nine Months Ended October 2, 2022	Nine Months ended October 3, 2021	Change
Revenue[1]	$195.4	$189.7	3%	$572.4	$553.8	3%
GAAP operating (loss) income	42.6	3.5	1133%	42.6	(10.4)	510%
Adjusted operating income[2]	27.3	16.0	70%	54.3	33.8	61%
GAAP operating margin	21.8%	1.8%	2000 bps	7.5%	(1.9)%	940 bps
Adjusted operating margin[3]	14.0%	8.5%	550 bps	9.5%	6.1%	340 bps
GAAP (loss) per share	$1.54	$(0.13)	1285%	$0.68	$(1.65)	141%
Adjusted earnings per share (diluted)[4]	$0.69	$0.34	103%	$1.06	$0.56	89%
Operating cash flow	(9.8)	10.2	-196%	(29.3)	(0.1)	-29200%
Adjusted free cash flow[5]	(14.0)	5.7	-347%	(42.5)	(10.7)	-297%
Orders[6]	$228.3	$193.7	18%	$657.3	$630.6	4%

Segment Results
(unaudited)

($ in millions)	Q3 2022	Q3 2021	Change	Nine Months Ended October 2, 2022	Nine Months ended October 3, 2021	Change
Aerospace & Defense
Revenue	$72.2	$63.5	14%	$202.9	$182.6	11%
Segment operating income	16.9	15.9	6%	41.8	37.7	11%
Segment operating margin	23.4%	25.1%	-170 bps	20.6%	20.6%	0 bps
Orders[6]	$90.5	$54.0	67%	$237.4	$181.3	31%

Industrial
Revenue[1]	$123.1	$126.2	-2%	$369.5	$371.2	—%
Segment operating income[2]	15.7	7.1	121%	31.1	20.2	54%
Segment operating margin[3]	12.8%	5.6%	720 bps	8.4%	5.4%	300 bps
Orders[6]	$137.8	$139.7	-1%	$420.9	$449.3	-6%

1.     Consolidated and Industrial segment revenues for Q3 2022 and Q3 2021 included $0.0 million and $3.2 million, respectively, relating to our Pipeline Engineering business.
2.      Adjusted operating income is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for an explanation of our non-GAAP financial measures and to the reconciliations included in this press release. Adjusted operating income and Industrial segment operating income for Q3 2022 and Q3 2021 included $(0.1) million and $(2.5) million, respectively, relating to our Pipeline Engineering business.
3.      Adjusted operating margin is a non-GAAP financial measure. Adjusted operating margin for Q3 2022 and Q3 2021 included (1875)% and (76)%, respectively, relating to our Pipeline Engineering business.
4.     Adjusted earnings per share (diluted) is a non-GAAP financial measure. Adjusted earnings per share and our segment results for Q3 2022 exclude net gain from non-cash acquisition-related intangible amortization and special and restructuring charges of $15.2 million, consisting of (i) $10.4 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $0.1 million of costs due to the investigation into the accounting irregularities of the Pipeline Engineering business and incremental professional services incurred due to the restatement; (iii) $0.2 million of special charges related to the evaluation of strategic alternatives for the company; (iv) other special and restructuring charges net of $0.1 million; and (v) a gain of $26.0 million on the sale of real estate located at Corona, California. Adjusted consolidated and segment results for Q3 2021 exclude net income from discontinued operations of $2.5 million and net loss from non-cash acquisition-related intangible amortization, special and restructuring charges totaling $12.6 million. These charges include: (i) $11.8 million for non-cash acquisition-related intangible amortization and depreciation expense; and (ii) $0.8 million of other special and restructuring recoveries.

5.     Adjusted free cash flow, a non-GAAP financial measure, is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP operating cash flow.
6.    Orders, an operating measure, is defined as a legally binding agreement from an authorized individual at a customer requesting CIRCOR to     provide goods and/or services at a fixed or determinable price and CIRCOR is capable of providing such goods and services, when the terms and conditions are firm enough to assure subsequent payment by the customer. Consolidated and Industrial segment orders for Q3 2022 and Q3 2021 included $0.0 million and $6.6 million, respectively, relating to our Pipeline Engineering business. As previously disclosed in our Form 10-K for the year ended December 31, 2021, the Company discovered accounting irregularities in its Pipeline Engineering business unit resulting in a restatement of previously issued financial statements.

Company Files Quarterly Report on Form 10-Q for the Period Ended October 2, 2022
The Company today filed its Quarterly Report on Form 10-Q for the third quarter of 2022.

Use of Non-GAAP Financial Measures
In this press release, the Company uses the non-GAAP financial measures adjusted net income, adjusted EBITDA, adjusted operating income, adjusted operating margin, adjusted earnings per share and adjusted free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures can also assist investors and others in comparing CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner.

We exclude costs and tax effects associated with special and restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to special and restructuring activities are not indicative of our normal operating costs. We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

We exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs.

Due to the significance of recently sold or exited businesses and to provide a comparison of changes in our revenue and orders (an operating measure), we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited businesses completed prior to July 3, 2022 were completed on January 1, 2021 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

About CIRCOR International, Inc.
CIRCOR International is one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets. The Company has a product portfolio of market-leading brands serving its customers’ most demanding applications. CIRCOR markets its solutions directly and through various sales partners to more than 14,000 customers in approximately 100 countries. The Company has a global presence with approximately 3,100 employees and is headquartered in Burlington, Massachusetts. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to the inability to achieve expected results in pricing and cost out actions and the related impact on margins and cash flow; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing of the Company regaining compliance with the NYSE’s continued listing standards; the timing and outcome, if any, of the Company’s strategic alternatives review; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19 , rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters; and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
Scott Solomon
Senior Vice President
Sharon Merrill Associates, Inc.
(857) 383-2409

CIRCOR INTERNATIONAL, INC
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data) (unaudited)

	Three Months Ended		Nine Months Ended
	October 2, 2022	As Restated October 3, 2021	October 2, 2022	As Restated October 3, 2021
Net revenues	$195,362	$189,709	$572,392	$553,750
Cost of revenues	128,116	131,898	391,660	387,943
Gross profit	67,246	57,811	180,732	165,807
Selling, general and administrative expenses	50,392	53,546	160,517	169,371
Special and restructuring (recoveries) charges, net	(25,702)	814	(22,430)	6,808
Operating income (loss)	42,556	3,451	42,645	(10,372)
Other expense (income):
Interest expense, net	11,821	7,997	31,481	24,325
Other (income), net	(2,396)	(256)	(5,321)	(3,301)
Total other expense, net	9,425	7,741	26,160	21,024
Income (loss) from continuing operations before income taxes	33,131	(4,290)	16,485	(31,396)
Provision for income taxes	1,661	850	2,536	3,206
Income (loss) from continuing operations, net of tax	31,470	(5,140)	13,949	(34,602)
Income from discontinued operations, net of tax	—	2,510	—	1,393
Net income (loss)	$31,470	$(2,630)	$13,949	$(33,209)

Basic income (loss) per common share:
Basic from continuing operations	$1.55	$(0.25)	$0.69	$(1.72)
Basic from discontinued operations	$—	$0.12	$—	$0.07
Net income (loss)	$1.55	$(0.13)	$0.69	$(1.65)

Diluted income (loss) per common share:
Diluted from continuing operations	$1.54	$(0.25)	$0.68	$(1.72)
Diluted from discontinued operations	$—	$0.12	$—	$0.07
Net income (loss)	$1.54	$(0.13)	$0.68	$(1.65)

Weighted average number of common shares outstanding:
Basic	20,364	20,257	20,345	20,181
Diluted	20,410	20,257	20,410	20,181

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (unaudited)

	Nine Months Ended
OPERATING ACTIVITIES	October 2, 2022	As Restated October 3, 2021
Net income (loss)	$13,949	$(33,209)
Income from discontinued operations, net of income taxes	—	1,393
Income (loss) from continuing operations, net of tax	13,949	(34,602)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,012	17,505
Amortization	27,704	31,929
Change in provision for bad debt expense	(263)	(383)
Write down of inventory	1,797	1,742
Compensation expense for share-based plans	980	4,165
Loss on debt extinguishment	4,977	—
Amortization of debt issuance costs	2,672	3,032
Deferred tax provision	45	823
Loss on sale of businesses	—	1,308
Gain on sale of real estate	(47,977)	—
Other impairment charges	8,011	—
Loss on deconsolidation charges	4,675	—
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
Trade accounts receivable	(1,116)	8,686
Inventories	(28,364)	(11,621)
Prepaid expenses and other assets	(25,387)	(26,686)
Accounts payable, accrued expenses and other liabilities	(6,047)	6,439
Net cash (used in) provided by continuing operating activities	(29,332)	2,337
Net cash used in discontinued operating activities	—	(2,484)
Net cash used in operating activities	(29,332)	(147)
INVESTING ACTIVITIES
Additions to property, plant and equipment	(13,291)	(10,579)
Proceeds from the sale of property, plant and equipment	82	2
Proceeds from the sale of real estate	54,945	—
Proceeds from beneficial interest of factored receivables	3,461	1,531
Proceeds from the sale of business	—	9,993
Net cash provided by investing activities	45,197	947
FINANCING ACTIVITIES
Proceeds from long-term debt	180,441	145,550
Payments of long-term debt	(182,166)	(148,450)
Net change in short-term borrowings	(1,573)	(225)
Proceeds from the exercise of stock options	—	151
Withholding tax payments on net share settlements on equity awards	(1,299)	(4,154)
Payment of debt issuance costs	(16,701)	—
Net cash used in financing activities	(21,298)	(7,128)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(7,096)	(2,834)
DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(12,529)	(9,162)
Cash, cash equivalents, and restricted cash at beginning of period	61,374	68,607
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$48,845	$59,445

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data) (unaudited)

	October 2, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$47,131	$59,924
Trade accounts receivable, net	95,407	100,149
Inventories	137,411	123,343
Prepaid expenses and other current assets	125,409	110,749
Total Current Assets	405,358	394,165
PROPERTY, PLANT AND EQUIPMENT, NET	130,442	154,461
OTHER ASSETS:
Goodwill	117,542	122,906
Intangibles, net	257,839	303,476
Lease right-of-use assets, net	40,836	21,139
Deferred income taxes	637	756
Other assets	27,323	22,395
TOTAL ASSETS	$979,977	$1,019,298
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$71,601	$83,382
Accrued expenses and other current liabilities	73,505	81,998
Accrued compensation and benefits	31,817	26,551
Short-term borrowings and current portion of long-term debt	—	1,611
Total Current Liabilities	176,923	193,542
LONG-TERM DEBT	501,754	511,694
DEFERRED INCOME TAXES	18,101	21,721
PENSION LIABILITY, NET	104,438	120,881
LONG-TERM LEASE LIABILITIES	37,155	17,715
OTHER NON-CURRENT LIABILITIES	19,524	20,029
COMMITMENTS AND CONTINGENCIES (NOTE 9 AND 10)
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding at October 2, 2022 and December 31, 2021	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 21,735,838 and 21,633,131 issued at October 2, 2022 and December 31, 2021 respectively	218	217
Additional paid-in capital	455,208	454,852
Accumulated deficit	(184,132)	(198,081)
Common treasury stock, at cost (1,372,488 shares at October 2, 2022 and December 31, 2021)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(74,740)	(48,800)
Total Shareholders’ Equity	122,082	133,716
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$979,977	$1,019,298

CIRCOR INTERNATIONAL, INC.
SUMMARY OF ORDERS AND BACKLOG
(in millions) (unaudited)

	Three Months Ended		Nine Months Ended
	October 2, 2022	October 3, 2021	October 2, 2022	October 3, 2021

ORDERS (1)
Aerospace & Defense	$90.5	$54.0	$237.40	$181.3
Industrial	137.8	139.7	420.9	449.3
Total orders	$228.3	$193.7	$658.3	$630.6

	October 2, 2022	October 3, 2021
BACKLOG (2)
Aerospace & Defense	$214.0	$180.9
Industrial	282.9	254.9
Total backlog	$496.9	$435.8
1. Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Industrial includes $0.0 million and $6.6 million of orders for Pipeline Engineering for the three months ended October 2, 2022 and October 3, 2021 respectively. Industrial includes $2.3 million and $17.3 million of orders for Pipeline Engineering for the nine months ended October 2, 2022 and October 3, 2021 respectively.

2. Backlog is calculated as current period orders plus unshipped customer orders from prior periods for which revenue has not been recognized. Industrial includes $0.0 million and $0.8 million for Pipeline Engineering in 2022 and 2021 respectively.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
As reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS
Aerospace & Defense	$72,999	$54,243	$54,028	$73,898	$255,168	$77,890	$69,053	$90,486	$237,429
Industrial	153,695	155,959	139,691	146,065	595,410	143,727	139,370	137,848	420,945
Total	$226,693	$210,203	$193,719	$219,964	$850,578	$221,617	$208,423	$228,334	$658,374

NET REVENUES
Aerospace & Defense	$58,488	$60,613	$63,461	$69,979	$252,541	$63,370	$67,271	$72,219	$202,860
Industrial	117,963	126,977	126,248	134,938	506,126	122,285	124,105	123,143	369,532
Total	$176,451	$187,590	$189,709	$204,917	$758,667	$185,655	$191,376	$195,362	$572,392

SEGMENT OPERATING INCOME
Aerospace & Defense	$9,988	$11,741	$15,927	$18,416	$56,073	$11,320	$13,566	$16,891	$41,777
Industrial	5,834	7,237	7,124	8,700	28,896	6,857	8,484	15,717	31,059
Corporate expenses	(9,035)	(7,950)	(7,017)	(6,636)	(30,638)	(7,770)	(5,485)	(5,301)	(18,557)
Total	$6,787	$11,028	$16,034	$20,480	$54,331	$10,407	$16,565	$27,307	$54,279

SEGMENT OPERATING MARGIN %
Aerospace & Defense	17.1%	19.4%	25.1%	26.3%	22.2%	17.9%	20.2%	23.4%	20.6%
Industrial	4.9%	5.7%	5.6%	6.4%	5.7%	5.6%	6.8%	12.8%	8.4%
Total	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%	8.7%	14.0%	9.5%

	2021					2022
Pipeline Engineering[1]	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS - Industrial	$5,531	$5,192	$6,575	$7,121	$24,419	$2,260	$—	$—	$2,260
NET REVENUES - Industrial	$2,994	$3,124	$3,236	$5,248	$14,602	$3,012	$218	$8	$3,238
SEGMENT OP. INC. -Industrial	$(2,479)	$(1,754)	$(2,470)	$(3,191)	$(9,893)	$(3,190)	$(1,074)	$(150)	$(4,414)
Segment Operating Margin %	(82.8)%	(56.1)%	(76.3)%	(60.8)%	(67.8)%	(105.9)%	(492.7)%	(1875.0)%	(136.3)%
1. Quantifies the impact of the Pipeline Engineering business on the Industrial Segment.

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL

Net Cash (Used In) Provided By Operating Activities	$(19,210)	$8,866	$10,197	$10,595	$10,448	$(15,924)	$(3,593)	$(9,815)	$(29,332)
LESS
Capital expenditures, net of sale proceeds[1]	3,392	2,644	4,541	4,168	14,745	3,592	5,461	4,156	13,209
ADJUSTED FREE CASH FLOW	$(22,602)	$6,222	$5,656	$6,427	$(4,297)	$(19,516)	$(9,054)	$(13,971)	$(42,541)

Gross Debt	$538,541	$524,391	$518,464	$526,311	$526,311	$547,681	$543,100	$522,975	$522,975
Less: Cash & Cash equivalents	64,837	58,862	58,013	59,924	59,924	61,122	55,238	47,131	47,131
GROSS DEBT, NET OF CASH	$473,704	$465,529	$460,451	$466,387	$466,387	$486,559	$487,862	$475,844	$475,844

TOTAL SHAREHOLDERS' EQUITY	$138,663	$122,185	$121,256	$133,716	$133,716	$110,321	$103,663	$122,082	$122,082

GROSS DEBT AS % OF EQUITY	388%	429%	428%	394%	394%	496%	524%	428%	428%
GROSS DEBT, NET OF CASH AS % OF EQUITY	342%	381%	380%	349%	349%	441%	471%	390%	390%

1. Includes capital expenditures, net of proceeds of asset sales from GAAP operating cash flow.

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,630)	$(28,427)	$(61,638)	$(21,481)	$3,960	$31,470	$13,949
LESS:
Restructuring related inventory charges (recoveries), net	—	958	(60)	(299)	599	2,757	—	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	(173)	10,969
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	9,118	27,687
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	1,335	3,620
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(25,529)	(33,399)
Goodwill Impairment charge	—	—	—	10,500	10,500	—	—	—	—
Income tax impact	(44)	2,425	(596)	(1,622)	163	384	(2,207)	(2,066)	(3,889)
Net loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—	—	—	—
ADJUSTED NET INCOME	$451	$4,106	$6,847	$9,369	$20,773	$1,099	$6,440	$14,155	$21,694

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(0.59)	$(0.93)	$(0.13)	$(1.40)	$(3.05)	$(1.06)	$0.19	$1.54	$0.68
LESS:
Restructuring related inventory charges	—	0.05	—	(0.01)	0.03	0.14	—	—	0.14
Restructuring charges (recoveries), net	0.10	0.11	(0.02)	0.01	0.21	0.32	0.23	(0.01)	0.54
Acquisition amortization	0.52	0.52	0.51	0.51	2.07	0.46	0.45	0.45	1.36
Acquisition depreciation	0.12	0.07	0.07	0.07	0.32	0.05	0.06	0.07	0.18
Special (recoveries) charges, net	(0.14)	0.22	0.06	0.85	0.99	0.13	(0.51)	(1.25)	(1.64)
Impairment charge	—	—	—	0.52	0.52	—	—	—	—
Income tax impact	—	0.12	(0.03)	(0.08)	0.01	0.02	(0.11)	(0.10)	(0.19)
(Loss) earnings) per share from discontinued operations	0.01	0.04	(0.12)	—	(0.07)	—	—	—	—
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.02	$0.20	$0.34	$0.46	$1.03	$0.05	$0.32	$0.69	$1.06

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL

NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,629)	$(28,426)	$(61,635)	$(21,481)	$3,960	$31,470	$13,949
LESS:
Interest expense, net	8,369	7,958	7,997	8,040	32,365	9,456	10,203	11,821	31,480
Depreciation	6,509	5,460	5,536	5,348	22,854	5,000	5,056	4,956	15,012
Amortization	10,696	10,657	10,576	10,375	42,304	9,397	9,183	9,124	27,704
Provision for income taxes	(297)	2,659	850	1,970	5,182	1,523	(647)	1,661	2,536
Loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—	—	—	—
EBITDA	$13,720	$8,828	$19,820	$(2,706)	$39,664	$3,895	$27,755	$59,032	$90,681
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757	—	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	(173)	10,969
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(25,529)	(33,399)
Goodwill impairment charge	—	—	—	10,500	10,500	—	—	—	—
ADJUSTED EBITDA	$12,910	$16,590	$20,574	$24,959	$75,035	$15,655	$22,025	$33,330	$71,008

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL

OPERATING (LOSS) INCOME	$(5,266)	$(8,557)	$3,451	$(18,952)	$(29,323)	$(11,789)	$11,878	$42,556	$42,645
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757	—	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	(173)	10,969
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	9,118	27,687
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	1,335	3,620
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(25,529)	(33,399)
Goodwill impairment charge	—	—	—	10,500	10,500	—	—	—	—
ADJUSTED OPERATING INCOME	$6,787	$11,029	$16,034	$20,479	$54,331	$10,407	$16,565	$27,307	$54,279

OPERATING MARGIN	(3.0)%	(4.6)%	1.8%	(9.2)%	(3.9)%	(6.3)%	6.2%	21.8%	7.5%
LESS:
Restructuring related inventory charges (recoveries)	0.0%	0.5%	0.0%	(0.1)%	0.1%	1.5%	0.0%	0.0%	0.5%
Restructuring charges (recoveries), net	1.2%	1.2%	(0.2)%	0.1%	0.6%	3.5%	2.5%	(0.1)%	1.9%
Acquisition amortization	5.9%	5.6%	5.5%	5.1%	5.5%	5.1%	4.8%	4.7%	4.8%
Acquisition depreciation	1.3%	0.7%	0.7%	0.7%	0.9%	0.6%	0.6%	0.7%	0.6%
Special (recoveries) charges, net	(1.6)%	2.4%	0.6%	8.4%	2.6%	1.4%	(5.4)%	(13.1)%	(5.8)%
Goodwill impairment charge	0.0%	0.0%	0.0%	5.1%	1.4%	0.0%	0.0%	0.0%	0.0%
ADJUSTED OPERATING MARGIN	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%	8.7%	14.0%	9.5%

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	CIRCOR			Aerospace & Defense			Industrial
	3Q 22	3Q 21	Change	3Q 22	3Q 21	Change	3Q 22	3Q 21	Change
Reported Orders	228,334	193,719	18%	90,486	54,028	67%	137,848	139,691	(1)%
FX	16,620			3,756			12,864
Organic	244,954	193,719	26%	94,242	54,028	74%	150,712	139,691	8%

	CIRCOR			Aerospace & Defense			Industrial
	3Q 22	3Q 21	Change	3Q 22	3Q 21	Change	3Q 22	3Q 21	Change
Reported Revenue	195,362	189,709	3%	72,219	63,461	14%	123,143	126,248	(2)%
FX	13,680			2,665			11,015
Organic	209,042	189,709	10%	74,884	63,461	18%	134,158	126,248	6%

Note regarding financial statements: Financial amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.